UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 17, 2014

INSPERITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

19001 Crescent Springs Drive
Kingwood, Texas 77339
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 358-8986

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 17, 2014, the Board of Directors of Insperity, Inc. (the “Company”) further amended and restated the Company’s Amended and Restated Bylaws (as so amended, the “Bylaws”) to eliminate the prohibition of compensatory arrangements with third parties as a qualification for service as a director of the Company, but to provide that any such arrangements must be disclosed in writing to the Company.

The above summary is qualified in its entirety by the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

3.1    Amended and Restated Bylaws of Insperity, Inc. dated February 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPERITY, INC.

By:     /s/ Daniel D. Herink
Daniel D. Herink
Senior    Vice President of Legal,
General Counsel and Secretary

Date: February 18, 2014

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